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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): January 5, 2001

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                           DYNATEC INTERNATIONAL, INC.

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               (Exact name of registrant as specified in charter)


          Utah                         0-12806                   87-0367267
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


3820 West Great Lakes, Drive, Salt Lake City, Utah                  84120
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (801) 973-9500
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                                 Not Applicable

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         (Former name or former address, if changed since last report.)


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Item 4.  Changes in Registrant's Certifying Accountant

     On January 5, 2001, Dynatec International, Inc. (the "Company") dismissed KPMG LLP ("KPMG") as its principal accountant and on January 5, 2001, the Company retained Tanner & Co., Salt Lake City, Utah ("Tanner"), as its principal accountant.

     The reports of KPMG on the consolidated financial statements of the Company for the two fiscal years ended December 31, 1999 and 1998 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle.

     The Company's Board of Directors, as of January 5, 2001, has decided to change the Company's independent accountants and appointed Tanner to audit the books and accounts of the Company for the fiscal year ended December 31, 2000. The Board intends to seek ratification of its decision by the Company's shareholders at the next held annual meeting of shareholders.

     In connection with the audits for the fiscal years ended December 31, 1999 and 1998, and the subsequent period through January 5, 2001, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in their reports on the financial statements for such years.

     During the fiscal years ended December 31, 1999 and 1998, and the subsequent period through January 5, 2001, KPMG has not advised the Company of any reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B issued by the Securities and Exchange Commission).

     The Company has provided KPMG with a copy of this Report and, at the request of the Company, KPMG has furnished a letter addressed to the Securities and Exchange Commission, which is attached as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits:

                  16.    Letter from KPMG LLP on change in principal accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2001


DYNATEC INTERNATIONAL, INC.




By:  /s/ Mark W. Sperry
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         Mark W. Sperry
         Chief Accounting Officer


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